UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2019

WestRock Company
(Exact name of registrant as specified in charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 21, 2019, WestRock Company, a Delaware corporation (the “Company”), and certain of its subsidiaries entered into (i) the fourth amendment (“Amendment No. 4”) to the credit agreement, dated July 1, 2015 (the “2015 Credit Agreement”), with Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent and multicurrency agent and the lenders under the 2015 Credit Agreement, (ii) the second amendment (“Amendment No. 2”) to the credit agreement, dated March 7, 2018 (the “2018 Credit Agreement”) with Wells Fargo, as administrative agent, and the lenders under the 2018 Credit Agreement and (iii) the first amendment (“Amendment No. 1” and, together with Amendment No. 4 and Amendment No. 2, the “Amendments”) to the credit agreement, dated April 27, 2018 (the “European Revolving Credit Facility” and, together with the 2015 Credit Agreement and the 2018 Credit Agreement, the “Existing Credit Agreements”), with Coöperatieve Rabobank U.A., New York Branch, as administrative agent, and the lenders under the European Revolving Credit Facility.  The Amendments, among other things, modify each of the Existing Credit Agreements to increase the leverage ratio permitted under such Existing Credit Agreements from 0.60:1.00 to 0.65:1.00.  Amendment No. 4 further amends the 2015 Credit Agreement by extending the maturity date thereof to November 21, 2024.  Likewise, Amendment No. 1 further amends the European Revolving Credit Facility by extending the maturity date thereof to November 21, 2022.

The foregoing summary of the Amendments does not purport to be complete and is subject to and qualified in its entirety by reference to the amendments, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 with respect to the Credit Agreement is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.  The following items are filed as exhibits to this report.

Exhibit No.	Description

10.1
Amendment No. 4 to the Credit Agreement, dated as of November 21, 2019, among WRKCo Inc., WestRock Company of Canada Corp./Compagnie WestRock du Canada Corp., WRK Luxembourg S.à.r.l., Wells Fargo Bank, National Association and the lenders party thereto.

10.2
Amendment No. 2 to the Credit Agreement, dated as of November 21, 2019, among WRKCo Inc., WestRock RKT, LLC, WestRock MWV LLC, WestRock Company, Wells Fargo Bank, National Association and the lenders party thereto.

10.3
Amendment No. 1 to the Credit Agreement, dated as of November 21, 2019, among WRKCo Inc., WRK Luxembourg S.à.r.l., WRK International Holdings S.à.r.l., Multi Packaging Solutions Limited, WestRock Packaging Systems Germany GmbH, Coöperatieve Rabobank U.A., New York Branch and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY (Registrant)

Date: November 25, 2019	By:	/s/ Robert B. McIntosh
		Name:	Robert B. McIntosh
		Title:	Executive Vice President, General Counsel and Secretary